UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 15, 2003

Commission file number 1-8198

HOUSEHOLD INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware	36-3121988
(State of Incorporation)	(I.R.S.. Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois   60070
(Address of principal executive offices)         (Zip Code)

(847)564-5000
(Registrant's telephone number, including area code)

Item 5. Other Events
Press release pertaining to the financial results of Household International, Inc., for the year ended December 31, 2002. Said release is filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Exhibits.
No. Exhibit
99 Press release titled "Household Reports
Fourth Quarter Results"
dated January 15, 2003.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC.
(Registrant)

By: /s/ Patrick D. Schwartz Patrick D. Schwartz Assistant Secretary

Date:   January 15, 2003